UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2005

HRPT PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-332-3990
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

A.  On October 25, 2005, HRPT Properties Trust (the “Company”) agreed to sell $250,000,000 aggregate principal amount of its 5 ¾% Senior Notes due November 1, 2015 (the “Notes”) in an underwritten public offering.  The notes are expected to be issued on October 31, 2005, and will be issued under a supplemental indenture (the “Supplemental Indenture”) to the Company’s indenture dated July 9, 1997.  The Notes will be senior unsecured obligations of the Company and will have substantially the same covenants as the Company’s other outstanding senior unsecured notes issued under that indenture, except that the Company’s Total Unencumbered Assets / Unsecured Debt covenant applicable to the Notes requires it to maintain Total Unencumbered Assets (as defined in the Supplemental Indenture) of at least 150% of Unsecured Debt (as so defined).  The Company intends to use the estimated $247.3 million net proceeds of this offering to reduce amounts outstanding under its revolving credit facility.  A prospectus supplement relating to the Notes will be filed with the Securities and Exchange Commission.  This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

B.  The Company has been informed by Reit Management & Research, LLC (“RMR”), the Company’s manager, that the beneficial ownership of RMR has partially changed.  RMR was beneficially owned by Barry M. Portnoy and Gerard M. Martin, the Company’s managing trustees.  Mr. Portnoy and his son, Adam D. Portnoy, who is an Executive Vice President of the Company, have acquired Mr. Martin’s beneficial ownership in RMR.  Mr. Martin remains a director of RMR and, together with Mr. Barry Portnoy, continues as a managing trustee of the Company.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS REPORT CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND FEDERAL SECURITIES LAWS, INCLUDING WITH RESPECT TO THE COMPANY’S ISSUANCE OF THE NOTES AND ITS INTENDED USE OF THE PROCEEDS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY’S PRESENT EXPECTATIONS, BUT THESE STATEMENTS AND THE IMPLICATIONS OF THESE STATEMENTS ARE NOT GUARANTEED.

Item 9.01.                                          Financial Statements and Exhibits.

(c)                                  Exhibits.

1.1                                 Underwriting Agreement dated as of October 25, 2005 between HRPT Properties Trust and the underwriters named therein, pertaining to $250,000,000 in aggregate principal amount of 5 ¾%  Senior Notes due November 1, 2015.

4.1                                 Form of Supplemental Indenture No. 15 dated as of October 31, 2005 between HRPT Properties Trust and U.S. Bank National Association, including the form of 5 ¾%  Senior Note due November 1, 2015.

5.1                                 Opinion of Sullivan & Worcester LLP.

5.2                                 Opinion of Venable LLP.

8.1                                 Opinion of Sullivan & Worcester LLP re: tax matters.

23.1                           Consents of Sullivan & Worcester LLP (contained in Exhibits 5.1 and 8.1).

23.2                           Consent of Venable LLP (contained in Exhibit 5.2).

23.3                           Consent of Ernst & Young LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HRPT PROPERTIES TRUST

By:	/s/ John C. Popeo
John C. Popeo
Treasurer and Chief Financial Officer
Dated: October 26, 2005